UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-7994

Salomon Brothers Global Partners Income Fund Inc.

(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY 10004

 (Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Smith Barney Fund Management LLC

300 First Stamford Place

Stamford, CT 06902

 (Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 451-2010

Date of fiscal year end: August 31

Date of reporting period: February 28, 2005

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

S A L O M O N	B R O T H E R S	G L O B A L	P A R T N E R S	I N C O M E	F U N D	I N C.

Letter from the Chairman

Dear Shareholder,

Despite rising interest rates, continued high oil prices, geopolitical concerns and uncertainties surrounding the U.S. Presidential election, the U.S. economy continued to expand during the six-month period ended February 28, 2005. Following a 3.3% gain in the second quarter of 2004, gross domestic product (“GDP”)[i] growth was a robust 4.0% in the third quarter. The preliminary estimate for fourth quarter GDP growth was 3.8%, another solid gain.

Given the overall strength of the economy, Federal Reserve Board (“Fed”)ii monetary policy was seen as highly accommodative and expectations were that it would start raising rates to ward off the threat of inflation. As expected, the Fed raised its target for the federal funds rateiii by 0.25% to 1.25% on June 30, 2004—the first rate increase in four years. The Fed again raised rates in 0.25% increments during its meetings in August, September, November, December 2004 and February 2005, bringing the target for the federal funds rate to 2.50%. After the end of the fund’s reporting period, at its March meeting, the Fed increased the target rate by an additional 0.25% to 2.75%.

Regardless of the economic expansion and higher interest rates, the overall bond market posted a modest gain during the period. The best returns were generated by the riskier fixed-income asset classes, such high yield bonds and emerging markets debt, as investors searched for incremental yields.

R. JAY GERKEN, CFA Chairman and Chief Executive Officer

The U.S. high-yield bond market as represented by the Citigroup High Yield Market Index,iv returned 7.60%, outperforming nearly all other fixed income asset classes for the period. Improvement in the U.S. economy has proved favorable for corporate earnings and the corporate bond credit environment. While markets will fluctuate, the high-yield market has remained healthy from a fundamental perspective, as many companies generated better-than-expected earnings and default rates continued to decline.

Emerging markets debt also performed strongly through the 6-month period, returning 8.01% as represented by the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”).v Continually improving country fundamentals and strong market technicals outweighed the downward pressure exerted throughout the period by Fed tightening. Continued strength in commodity prices, including metals, agriculture, and oil provided positive support for many emerging market countries.

S A L O M O N	B R O T H E R S	G L O B A L	P A R T N E R S	I N C O M E	F U N D	I N C.

Special Shareholder Notice

Effective January 1, 2005, the benchmark for the Salomon Brothers Global Partners Income Fund Inc. changed from the JPMorgan Emerging Markets Bond Index Plus (“EMBI+”)vi to the EMBI Global. In the opinion of the investment manager, the EMBI Global will provide a more effective benchmark index for the fund because of its greater diversity and more accurate reflection of the portfolio strategy with which the fund is managed.

Performance Review

For the six months ended February 28, 2005, the Salomon Brothers Global Partners Income Fund Inc. returned 8.65%, based on its New York Stock Exchange (“NYSE”) market price and 12.36% based on its net asset value (“NAV”)vii per share. In comparison, the fund’s unmanaged benchmarks, the EMBI Globalv and the Citigroup High Yield Market Indexiv, returned 8.01% and 7.60%, respectively, while the EMBI+ returned 8.51% for the same time frame. The fund’s Lipper Emerging Markets Debt Closed-End Funds Category Averageviii was 11.34%. Please note that Lipper performance returns are based on each fund’s NAV.

During the six-month period, the fund distributed dividends to shareholders totaling $0.6225 per share. The performance table shows the fund’s 30-day SEC yield as well as its six-month total return based on its NAV and market price as of February 28, 2005. Past performance is no guarantee of future results. The fund’s yields will vary.

FUND PERFORMANCE AS OF FEBRUARY 28, 2005 (unaudited)
Price Per Share	30-Day SEC Yield	Six-Month Total Return

$13.02 (NAV)	7.21%	12.36%

$14.56 (Market Price)	6.44%	8.65%

All figures represent past performance and are not a guarantee of future results.
The fund’s yield will vary.

Total returns are based on changes in NAV or market price, respectively. Total returns assume the reinvestment of all dividends and/or capital gains distributions, if any, in additional shares. The “SEC yield” is a return figure often quoted by bond and other fixed-income mutual funds. This quotation is based on the most recent 30-day (or one-month) period covered by the fund’s filings with the SEC. The yield figure reflects the dividends and interest earned during the period after deduction of the fund’s expenses for the period. These yields are as of February 28, 2005 and are subject to change.

Information About Your Fund

As you may be aware, several issues in the mutual fund industry have recently come under the scrutiny of federal and state regulators. The fund’s Adviser and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The fund has been informed that the Adviser and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

S A L O M O N	B R O T H E R S	G L O B A L	P A R T N E R S	I N C O M E	F U N D	I N C.

As previously disclosed by Citigroup, the Staff of the Securities and Exchange Commission (“SEC”) has notified Citigroup Asset Management (“CAM”) and Citicorp Trust Bank (“CTB”), an affiliate of CAM, that the Staff is considering recommending a civil injunctive action and/or an administrative proceeding against CAM, CTB, the former CEO of CAM, two former employees and a current employee of CAM, relating to the creation, operation and fees of an internal transfer agent unit that serves various CAM-managed funds. This internal transfer agent did not provide services to the fund. Citigroup is cooperating with the SEC and will seek to resolve this matter in discussion with the SEC Staff. Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the fund. For further information, please see the “Additional Information” note in the Notes to the Financial Statements included in this report.

Looking for Additional Information?

The fund is traded under the symbol “GDF” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under symbol XGDFX. Barron’s and The Wall Street Journal’s Monday editions carry closed-end fund tables that will provide additional information. In addition, the fund issues a quarterly press release that can be found on most major financial websites as well as www.sbam.com.

In a continuing effort to provide information concerning the fund, shareholders may call 1-888-777-0102 or 1-800-SALOMON (toll free), Monday through Friday from 8:00 a.m. to 6:00 p.m. Eastern Time, for the fund’s current NAV, market price, and other information.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you to meet your financial goals.

Sincerely,

R. Jay Gerken, CFA Chairman and Chief Executive Officer March 23, 2005

S A L O M O N B R O T H E R S G L O B A L P A R T N E R S I N C O M E F U N D I N C.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: The fund may invest in high-yield and foreign securities, including emerging markets, which involve risks beyond those inherent in solely higher-rated and domestic investments. High-yield bonds involve greater credit and liquidity risks than investment grade bonds. Investing in foreign securities is subject to certain risks not associated with domestic investing, such as currency fluctuations, and changes in political and economic conditions. These risks are magnified in emerging or developing markets. Derivatives, such as options or futures, can be illiquid and harder to value, especially in declining markets. A small investment in certain derivatives may have a potentially large impact on a fund’s performance. Investment in small-cap and mid-cap companies involve greater risks and volatility than investments in large-cap companies.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product is a market value of goods and services produced by labor and property in a given country.
ii

The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.
iv	The Citigroup High Yield Market Index is a broad-based unmanaged index of high yield securities.
[v]

JPMorgan Emerging Markets Bond Index Global tracks total returns for U.S. dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds, and local market instruments. Countries covered are Algeria, Argentina, Brazil, Bulgaria, Chile, China, Colombia, Cote d’Ivoire, Croatia, Ecuador, Greece, Hungary, Lebanon, Malaysia, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Russia, South Africa, South Korea, Thailand, Turkey and Venezuela.

vi

The JPMorgan Emerging Markets Bond Index Plus is a total return index that tracks the traded market for U.S. dollar-denominated Brady and other similar sovereign restructured bonds traded in the emerging markets. The Citigroup High Yield Market Index is a broad-based unmanaged index of high yield securities.

vii

NAV is calculated by subtracting total liabilities from the closing value of all securities held by the fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the fund has invested. However, the price at which an investor may buy or sell shares of the fund is at the fund’s market price as determined by supply of and demand for the fund’s shares.

viii

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 6-month period ended February 28, 2005, including the reinvestment of dividends and capital gains, if any, calculated among the 13 funds in the fund’s Lipper category, and excluding sales charges.

S A L O M O N B R O T H E R S G L O B A L P A R T N E R S I N C O M E F U N D I N C.
Fund at a Glance (unaudited)

Investment Breakdown

As a percent of Total Investments

Sovereign Bonds

Corporate Bonds & Notes

Common Stock

Preferred Stock

Convertible Bonds & Notes

Loan Participation

Warrants

Repurchase Agreements

46.9%

51.2%

46.1%

44.1%

2.0%

1.5%

0.3%

0.2%

0.2%

0.2%

0.2%

2.1%

0.2%

0.1%

4.1%

0.6%

0.0%

10.0%

20.0%

30.0%

40.0%

50.0%

60.0%

February 28, 2005

August 31, 2004

S A L O M O N B R O T H E R S G L O B A L P A R T N E R S I N C O M E F U N D I N C.
Schedule of Investments (unaudited) February 28, 2005

Face Amount	Security(a)	Value
Corporate Bonds & Notes — 46.1%
Basic Industries — 8.1%
$525,000	Abitibi-Consolidated Inc., Debentures, 8.850% due 8/1/30	$523,687
550,000	Acetex Corp., Sr. Notes, 10.875% due 8/1/09	598,125
375,000	Airgas, Inc., Sr. Sub. Notes, 9.125% due 10/1/11	415,312
275,000	AK Steel Corp., Sr. Notes, 7.875% due 2/15/09	283,937
600,000	Aleris International Inc., Sr. Secured Notes, 10.375% due 10/15/10	681,000
575,000	Anchor Glass Container Corp., Sr. Secured Notes, 11.000% due 2/15/13	596,562
600,000	Appleton Papers Inc., Sr. Sub. Notes, Series B, 9.750% due 6/15/14	646,500
700,000	Applied Extrusion Technologies, Inc., Sr. Notes, Series B, 10.750% due 7/1/11 (b)(c)	399,000
423,000	BCP Caylux U.S. Holdings, Corp., Sr. Sub. Notes, 9.625% due 6/15/14 (d)	490,680
525,000	Berry Plastics Corp., Sr. Sub Notes, 10.750% due 7/15/12	601,125
575,000	Bowater Inc., Debentures, 9.500% due 10/15/12	672,293
	Buckeye Technologies Inc., Sr. Sub. Notes:
450,000	9.250% due 9/15/08	453,375
350,000	8.000% due 10/15/10	356,125
500,000	Equistar Chemicals L.P., Sr. Notes, 10.625% due 5/1/11	580,000
500,000	Huntsman Advanced Materials LLC, Sr. Secured Notes, 11.000% due 7/15/10 (d)	591,250
685,000	Huntsman International LLC, Sr. Sub Notes, 10.125% due 7/1/09	723,531
525,000	Innophos Inc., Sr. Sub. Notes, 8.875% due 8/15/14 (d)	567,000
300,000	IPSCO Inc., Sr. Notes, 8.750% due 6/1/13	341,250
800,000	ISP Chemco Inc., Sr. Sub Notes, Series B, 10.250% due 7/1/11	900,000
260,000	Ispat Inland ULC, Sr. Secured Notes, 9.750% due 4/1/14	318,500
575,000	Koppers Inc., Sr. Secured Notes, 9.875% due 10/15/13	658,375
	Lyondell Chemical Co. Sr. Secured Notes:
250,000	9.500% due 12/15/08	271,250
325,000	11.125% due 7/15/12	385,125
25,000	Series B, 9.875% due 5/1/07	26,125
450,000	Methanex Corp., Sr. Notes, 8.750% due 8/15/12	533,250
790,000	Millennium America Inc., Sr. Notes, 9.250% due 6/15/08	882,825
200,000	Mueller Group Inc., Sr. Sub. Notes, 10.000% due 5/1/12	221,000
625,000	Mueller Holdings, Inc., Discount Notes, zero coupon until 4/15/09, 14.750% thereafter, due 4/15/14	454,688
625,000	Nalco Co., Sr. Sub. Notes, 8.875% due 11/15/13	693,750
700,000	Newark Group, Inc., Sr. Sub. Notes, 9.750% due 3/15/14	735,000
125,000	OM Group, Inc., Sr. Sub Notes, 9.250% due 12/15/11	135,000
875,000	Plastipak Holdings, Inc., Sr. Notes, 10.750% due 9/1/11	993,125
300,000	Pliant Corp., Sr. Secured Notes, 11.125% due 9/1/09	325,500
350,000	PQ Corp., Sr. Sub. Notes, 7.500% due 2/15/13 (d)	364,438
500,000	Radnor Holdings Corp., Sr. Notes, 11.000% due 3/15/10	442,500
	Resolution Performance Products, Inc.:
250,000	Sr. Secured Notes, 9.500% due 4/15/10	271,250
475,000	Sr. Sub. Notes, 13.500% due 11/15/10	523,688

See Notes to Financial Statements.

S A L O M O N B R O T H E R S G L O B A L P A R T N E R S I N C O M E F U N D I N C.
Schedule of Investments (unaudited) (continued) February 28, 2005

Face Amount	Security(a)	Value
Basic Industries — 8.1% (continued)
	Rhodia S.A.:
$50,000	Notes, 10.250% due 6/1/10	$57,750
900,000	Sr. Sub. Notes, 8.875% due 6/1/11	938,250
600,000	Smurfit Capital Funding PLC, Debentures, 7.500% due 11/20/25	609,000
900,000	Stone Container Finance Company of Canada II, Sr. Notes, 7.375% due 7/15/14	950,625
	Tekni-Plex, Inc.:
500,000	Sr. Secured Notes, 8.750% due 11/15/13 (d)	492,500
100,000	Sr. Sub Notes, Series B, 12.750% due 6/15/10	89,500
374,000	Westlake Chemical Corp., Sr. Notes, 8.750% due 7/15/11	418,880
		22,212,646
Consumer Cyclicals — 4.6%
650,000	AMF Bowling Worldwide, Inc., Sr. Sub. Notes, 10.000% due 3/1/10	672,750
575,000	Buffets, Inc., Sr. Sub. Notes, 11.250% due 7/15/10	618,125
925,000	Cinemark Inc., Sr. Discount Notes, zero coupon until 3/15/09, 9.750% thereafter, due 3/15/14	696,062
675,000	Denny’s Corp., Sr. Notes, 10.000% due 10/1/12 (d)	737,437
650,000	Equinox Holdings Inc., Sr. Notes, 9.000% due 12/15/09	690,625
	Eye Care Centers of America, Inc., Sr. Sub. Notes:
275,000	9.125% due 5/1/08	284,735
275,000	10.750% due 2/15/15 (d)	272,938
290,000	Felcor Lodging L.P., Sr. Notes, 9.000% due 6/1/11	329,512
300,000	Finlay Fine Jewelry Corp., Sr. Notes, 8.375% due 6/1/12	291,000
	Host Marriott, L.P., Sr. Notes:
525,000	7.125% due 11/1/13	560,437
125,000	Series I, 9.500% due 1/15/07	135,625
675,000	Interface, Inc., Sr. Sub. Notes, 9.500% due 2/1/14	737,438
500,000	John Q. Hammons Hotels L.P./John Q. Hammons Hotels Finance Corp. III, 1st Mortgage Notes, Series B, 8.875% due 5/15/12	559,375
	Levi Strauss & Co., Sr. Notes:
155,000	12.250% due 12/15/12	178,250
475,000	9.750% due 1/15/15 (d)	502,906
	MeriStar Hospitality Corp., Sr. Notes:
150,000	9.000% due 1/15/08	160,500
600,000	9.125% due 1/15/11	660,750
400,000	Oxford Industries, Inc., Sr. Notes, 8.875% due 6/1/11	430,000
375,000	PETCO Animal Supplies, Inc., Sr. Sub. Notes, 10.750% due 11/1/11	435,938
	Saks Inc., Notes:
50,000	7.500% due 12/1/10	53,875
225,000	9.875% due 10/1/11	272,813
625,000	Sbarro, Inc., Sr. Notes, 11.000% due 9/15/09	631,250
	Six Flags, Inc., Sr. Notes:
200,000	9.750% due 4/15/13	191,000
175,000	9.625% due 6/1/14	164,938

See Notes to Financial Statements.

S A L O M O N B R O T H E R S G L O B A L P A R T N E R S I N C O M E F U N D I N C.
Schedule of Investments (unaudited) (continued) February 28, 2005

Face Amount	Security(a)	Value
Consumer Cyclicals — 4.6% (continued)
$175,000	9.625% due 6/1/14 (d)	$164,938
700,000	Starwood Hotels & Resorts Worldwide, Inc., Sr. Notes, 7.875% due 5/1/12	813,750
600,000	Tommy Hilfiger U.S.A. Inc., Notes, 6.850% due 6/1/08	609,000
840,000	WH Holdings, Ltd., Sr. Notes, 9.500% due 4/1/11	932,400
		12,788,357
Consumer Non-Cyclicals — 8.4%
575,000	aaiPharma Inc., Sr. Sub. Notes, 12.000% due 4/1/10 (e)	414,000
250,000	Ahold Finance U.S.A., Inc., Notes, 8.250% due 7/15/10	286,250
600,000	AmeriPath, Inc., Sr. Notes, 10.500% due 4/1/13	627,000
525,000	Ameristar Casinos, Inc., Sr. Sub. Notes, 10.750% due 2/15/09	586,031
502,000	Applica Inc., Sr. Sub. Notes, 10.000% due 7/31/08	504,510
325,000	Athena Neurosciences Finance LLC, Sr. Notes, 7.250% due 2/21/08	300,625
350,000	Bear Creek Corp., Sr. Notes, 9.000% due 3/13/13 (d)	360,500
	Caesar’s Entertainment Inc., Sr. Sub. Notes:
625,000	7.875% due 12/15/05	645,313
425,000	8.875% due 9/15/08	481,844
325,000	Choctaw Resort Development Enterprise, Sr. Notes, 7.250% due 11/15/19 (d)	336,375
500,000	Del Monte Corp., Sr. Sub. Notes, 8.625% due 12/15/12	560,000
	Doane Pet Care Co.:
100,000	Sr. Notes, 10.750% due 3/1/10	106,750
600,000	Sr. Sub. Notes, 9.750% due 5/15/07	582,000
37,000	Elan Pharmaceutical Investments III Ltd., Sr. Notes, Series B, 7.720% due 3/15/05	36,445
450,000	Extendicare Health Services, Inc., Sr. Notes, 9.500% due 7/1/10	498,375
675,000	FTD, Inc., Sr. Notes, 7.750% due 2/15/14	703,687
225,000	Hanger Orthopedic Group, Inc., Sr. Notes, 10.375% due 2/15/09	225,563
300,000	HCA Inc., Notes, 6.375% due 1/15/15	305,989
575,000	Herbst Gaming Inc., Sr. Sub. Notes, 7.000% due 11/15/14 (d)	586,500
450,000	Hines Nurseries, Inc., Sr. Notes, 10.250% due 10/1/11	493,875
750,000	Home Interiors & Gifts, Inc., Sr. Sub. Notes, 10.125% due 6/1/08	633,750
975,000	IASIS Healthcare LLC, Sr. Sub. Notes, 8.750% due 6/15/14	1,065,188
625,000	Icon Health & Fitness, Inc., Sr. Sub. Notes, 11.250% due 4/1/12	484,375
600,000	Inn of the Mountain Gods Resort & Casino, Sr. Notes, 12.000% due 11/15/10	714,000
325,000	InSight Health Services Corp., Sr. Sub. Notes, Series B, 9.875% due 11/1/11	334,750
700,000	Isle of Capri Casinos, Inc., Sr. Sub. Notes, 7.000% due 3/1/14	729,750
326,000	Jafra Cosmetics International, Inc., Sr. Sub. Notes, 10.750% due 5/15/11	377,345
300,000	Jean Coutu Group, Inc., Sr. Sub. Notes, 8.500% due 8/1/14	309,000
500,000	Kerzner International Ltd., Sr. Sub. Notes, 8.875% due 8/15/11	547,500
550,000	Las Vegas Sands Corp., Sr. Notes, 6.375% due 2/15/15 (d)	547,250
275,000	Leiner Health Products, Inc., Sr. Sub. Notes, 11.000% due 6/1/12	303,875
	MGM MIRAGE:
400,000	Sr. Notes, 6.750% due 9/1/12	425,000
750,000	Sr. Sub. Notes, 9.750% due 6/1/07	834,375
375,000	Mohegan Tribal Gaming Authority, Sr. Sub. Notes, 6.875% due 12/15/15 (d)	386,250

See Notes to Financial Statements.

S A L O M O N B R O T H E R S G L O B A L P A R T N E R S I N C O M E F U N D I N C.
Schedule of Investments (unaudited) (continued) February 28, 2005

Face Amount	Security(a)	Value
Consumer Non-Cyclicals — 8.4% (continued)
$600,000	Omega Healthcare Investors, Inc., Sr. Notes, 7.000% due 4/1/14	$618,000
675,000	Pinnacle Entertainment, Inc., Sr. Sub. Notes, 8.250% due 3/15/12	723,938
625,000	Pinnacle Foods Holding Corp., Sr. Sub. Notes, 8.250% due 12/1/13	571,875
475,000	Playtex Products, Inc., Sr. Sub. Notes, 9.375% due 6/1/11	513,594
825,000	Rite Aid Corp., Sr. Notes, 7.625% due 4/15/05	829,125
600,000	Sealy Mattress Co., Sr. Sub. Notes, 8.250% due 6/15/14	631,500
425,000	Simmons Co., Sr. Discount Notes, zero coupon until 12/15/09, 10.000% thereafter, due 12/15/14 (d)	278,375
350,000	Sola International Inc., Notes, 6.875% due 3/15/08	351,040
150,000	Station Casinos, Inc., Sr. Sub. Notes, 6.875% due 3/1/16	158,813
374,000	Tempur-Pedic Inc. & Tempur Production U.S.A. Inc., Sr. Sub. Notes, 10.250% due 8/15/10	428,230
	Tenet Healthcare Corp.:
750,000	Notes, 7.375% due 2/1/13	714,375
	Sr. Notes:
250,000	6.500% due 6/1/12	231,875
300,000	6.875% due 11/15/31	254,250
500,000	VWR International, Inc., Sr. Sub. Notes, 8.000% due 4/15/14	522,500
		23,161,530
Energy — 4.3%
575,000	Dresser-Rand Group Inc., Sr. Sub. Notes, 7.375% due 11/1/14 (d)	603,750
	Dynegy Holdings Inc.:
	Debentures:
800,000	7.125% due 5/15/18	689,000
750,000	7.625% due 10/15/26	641,250
	Sr. Secured Notes:
650,000	9.875% due 7/15/10 (d)	731,250
25,000	10.125% due 7/15/13 (d)	28,625
	El Paso Corp.:
825,000	Notes, 7.875% due 6/15/12	874,500
	Sr. Notes:
675,000	7.800% due 8/1/31	680,062
875,000	7.750% due 1/15/32	885,937
812,000	Magnum Hunter Resources, Inc., Sr. Notes, 9.600% due 3/15/12	929,740
1,200,000	PEMEX Project Funding Master Trust, 6.125% due 8/15/08	1,251,000
1,800,000	Petronas Capital Ltd. 7.875% due 5/22/22 (d)	2,274,233
200,000	Swift Energy Co., Sr. Sub. Notes, 9.375% due 5/1/12	223,500
	The Williams Cos., Inc., Notes:
300,000	7.625% due7/15/19	348,000
1,250,000	7.875% due 9/1/21	1,475,000
200,000	8.750% due 3/15/32	254,000
		11,889,847

See Notes to Financial Statements.

S A L O M O N B R O T H E R S G L O B A L P A R T N E R S I N C O M E F U N D I N C.
Schedule of Investments (unaudited) (continued) February 28, 2005

Face Amount	Security(a)	Value
Financial — 0.0%
$987,700	Airplanes Pass-Through Trust, Series D, 10.875% due 3/15/19 (b)(c)(f)	$0
Housing Related — 0.9%
1,250,000	Associated Materials Inc., Sr. Discount Notes, zero coupon until 3/1/09, 11.250% thereafter, due 3/1/14	912,500
400,000	Collins & Aikman Floor Coverings, Inc., Sr. Sub. Notes, Series B, 9.750% due 2/15/10	434,000
650,000	Ply Gem Industries, Inc., Sr. Sub. Notes, 9.000% due 2/15/12	653,250
350,000	Nortek, Inc., Sr. Sub. Notes, 8.500% due 9/1/14	358,750
		2,358,500
Manufacturing — 3.6%
300,000	Case New Holland Inc., Sr. Notes, 9.250% due 8/1/11 (d)	331,500
675,000	DRS Technologies Inc., Sr. Sub. Notes, 6.875% due 11/1/13 (d)	712,125
575,000	Eagle-Picher Industries, Inc., Sr. Notes, 9.750% due 9/1/13	474,375
1,425,000	Ford Motor Co., Notes, 7.450% due 7/16/31	1,377,847
275,000	General Binding Corp., Sr. Sub. Notes, 9.375% due 6/1/08	273,625
	General Motors Acceptance Corp., Notes:
175,000	6.750% due 12/1/14	168,638
1,000,000	8.000% due 11/1/31	1,005,885
1,325,000	General Motors Corp., Debentures, 8.375% due 7/15/33	1,305,035
325,000	Invensys PLC, Sr. Notes, 9.875% due 3/15/11 (d)	352,625
325,000	Keystone Automotive Operations Inc., Sr. Sub. Notes, 9.750% due 11/1/13	347,750
750,000	L-3 Communications Corp., Sr. Sub. Notes, 7.625% due 6/15/12	823,125
500,000	Moll Industries, Inc., Sr. Sub. Notes, 10.500% due 7/1/08 (b)(c)(f)	0
300,000	NMHG Holding Co., Sr. Notes, 10.000% due 5/15/09	333,000
675,000	Sensus Metering Systems, Inc., Sr. Sub. Notes, 8.625% due 12/15/13	700,313
450,000	Sequa Corp., Sr. Notes, 9.000% due 8/1/09	501,750
300,000	Tenneco Automotive Inc., Sr. Secured Notes, Series B, 10.250% due 7/15/13	354,000
700,000	Terex Corp., Sr. Sub. Notes, Series B, 10.375% due 4/1/11	784,000
	TRW Automotive Inc.:
134,000	Sr. Notes, 9.375% due 2/15/13	152,090
49,000	Sr. Sub. Notes, 11.000% due 2/15/13	57,820
		10,055,503
Media — Cable — 5.3%
675,000	Atlantic Broadband Finance LLC, Sr. Sub. Notes, 9.375% due 1/15/14 (d)	664,875
100,000	Cablevision Systems Corp., Sr. Notes, 8.000% due 4/15/12 (d)	113,000
525,895	Canwest Media Inc., Sr. Sub. Notes, 8.000% due 9/15/12 (d)	569,281
	Charter Communications Holdings, LLC:
	Sr. Discount Notes:
10,000	11.750% due 1/15/10	9,075
1,255,000	9.920% due 4/1/11	1,029,100
1,050,000	Zero coupon until 1/15/06, 13.500% thereafter, due 1/15/11	858,375

See Notes to Financial Statements.

S A L O M O N B R O T H E R S G L O B A L P A R T N E R S I N C O M E F U N D I N C.
Schedule of Investments (unaudited) (continued) February 28, 2005

Face Amount	Security(a)	Value
Media — Cable — 5.3% (continued)
$1,075,000	Zero coupon until 5/15/06, 11.750% thereafter, due 5/15/11	$776,687
	Sr. Notes:
250,000	8.250% due 4/1/07	235,000
250,000	10.250% due 1/15/10	210,000
1,100,000	CSC Holdings, Inc., Sr. Sub. Debentures, 10.500% due 5/15/16	1,237,500
225,000	Dex Media East LLC/Dex Media East Finance Co., Sr. Notes, 9.875% due 11/15/09	253,125
975,000	Dex Media Inc., Discount Notes, zero coupon until 11/15/08,
	9.000% thereafter, due 11/15/13	772,687
635,000	Dex Media West LLC/Dex Media Finance Co., Sr. Sub. Notes, Series B, 9.875% due 8/15/13	731,837
500,000	DirecTV Holdings LLC, Sr. Notes, 8.375% due 3/15/13	567,500
504,000	EchoStar DBS Corp., Sr. Notes, 9.125% due 1/15/09	547,470
325,000	Houghton Mifflin Co., Sr. Discount Notes, zero coupon until 10/15/08, 11.500% thereafter due 10/15/13	230,750
600,000	Insight Midwest, L.P., Sr. Notes, 10.500% due 11/1/10	655,500
300,000	Interep National Radio Sales, Inc., Sr. Sub. Notes, Series B, 10.000% due 7/1/08	239,250
650,000	LodgeNet Entertainment Corp., Sr. Sub. Debentures, 9.500% due 6/15/13	724,750
50,000	Mediacom Broadband LLC, Sr. Notes, 11.000% due 7/15/13	55,563
650,000	Mediacom LLC, Sr. Notes, 9.500% due 1/15/13	680,875
550,000	NextMedia Operating, Inc., Sr. Sub. Notes, 10.750% due 7/1/11	614,625
300,000	PanAmSat Corp., Sr. Notes, 9.000% due 8/15/14	331,500
375,000	Radio One, Inc., Sr. Sub Notes, Series B, 8.875% due 7/1/11	410,625
100,000	R.H. Donnelley Finance Corp. I, Sr. Sub. Notes, 10.875% due 12/15/12 (d)	117,750
225,000	R.H. Donnelley Inc., Sr. Sub Notes, 10.875% due 12/15/12	264,938
600,000	Spanish Broadcasting System, Inc., Sr. Sub. Notes, 9.625% due 11/1/09	632,250
585,000	Yell Finance B.V., Sr. Notes, 10.750% due 8/1/11	667,631
500,000	Young Broadcasting Inc., Sr. Sub. Notes, 8.750% due 1/15/14.	497,500
		14,699,019
Services/Other — 2.0%
275,000	Allied Security Escrow Corp., Sr. Sub. Notes, 11.375% due 7/15/11	289,094
	Allied Waste North America, Inc., Series B:
1,025,000	Sr. Notes, 7.375% due 4/15/14	989,125
225,000	Sr. Secured Notes., 9.250% due 9/1/12	249,750
350,000	Brand Services, Inc., Sr. Sub. Notes, 12.000% due 10/15/12	396,375
	Cenveo Corp.:
125,000	Sr. Notes, 9.625% due 3/15/12	138,125
625,000	Sr. Sub. Notes, 7.875% due 12/1/13	584,375
700,000	DI Finance LLC, Sr. Sub. Notes, 9.500% due 2/15/13 (d)	724,500
1,250,000	The Holt Group, Inc., Sr. Notes, 9.750% due 1/15/06 (b)(c)(f)	0
1,400,000	Iron Mountain Inc., Sr. Sub. Notes, 7.750% due 1/15/15	1,431,500
400,000	Muzak LLC, Sr. Notes, 10.000% due 2/15/09	360,000
2,000,000	Safety-Kleen Services, Inc., Sr. Sub. Notes, 9.250% due 6/1/08 (b)(c)	7,600

See Notes to Financial Statements.

S A L O M O N B R O T H E R S G L O B A L P A R T N E R S I N C O M E F U N D I N C.
Schedule of Investments (unaudited) (continued) February 28, 2005

Face Amount	Security(a)	Value
Services / Other — 2.0% (continued)
$405,000	SITEL Corp., Sr. Sub. Notes, 9.250% due 3/15/06	$407,531
		5,577,975

Technology — 1.1%
	Amkkor Technology, Inc.:
375,000	Sr. Notes, 9.250% due 2/15/08	369,375
300,000	Sr. Sub. Notes, 10.500% due 5/1/09	284,250
1,700,000	Lucent Technologies Inc., Debentures, 6.450% due 3/15/29	1,625,625
725,000	Nortel Networks Ltd., Notes, 6.125% due 2/15/06	739,500
		3,018,750

Telecommunications — 4.5%
	Alamosa (Delaware) Inc.:
339,000	Sr. Discount Notes, zero coupon until 7/31/05, 12.000% thereafter, due 7/31/09	371,205
308,000	Sr. Notes, 11.000% due 7/31/10	361,900
	American Tower Corp., Sr. Notes:
163,000	9.375% due 2/1/09	171,965
200,000	7.500% due 5/1/12	211,500
365,000	American Tower Escrow Corp., Discount Notes, zero coupon due 8/1/08	275,575
700,000	AT&T Corp., Sr. Notes, 9.750% due 11/15/31	893,375
	Crown Castle International Corp., Sr. Notes:
1,000,000	10.750% due 8/1/11	1,082,500
225,000	Series B, 7.500% due 12/1/13	245,250
225,000	Intelsat (Bermuda) Ltd., Sr. Notes, 7.805% due 1/15/12 (d)(e)	232,313
450,000	Intelsat, Ltd., Sr. Discount Notes, zero coupon until 2/1/10, 9.250% thereafter, due 2/1/15 (d)	302,625
900,000	MCI Inc., Sr. Notes, 8.735% due 5/1/14	1,013,625
1,475,000	Nextel Communications, Inc., Sr. Notes, 7.375% due 8/1/15	1,622,500
1,025,000	Qwest Corp., Notes, 9.125% due 3/15/12 (d)	1,191,563
	Qwest Services Corp., Notes:
1,000,000	14.000% due 12/15/10 (d)	1,192,500
481,000	14.500% due 12/15/14 (d)	606,060
	SBA Communications Corp.:
150,000	Sr. Discount Notes, zero coupon until 12/15/07, 9.750% thereafter, due 12/15/11	132,000
450,000	Sr. Notes, 8.500% due 12/1/12 (d)	488,250
275,000	SpectraSite, Inc., Sr. Notes, 8.250% due 5/15/10	297,000
	UbiquiTel Operating Co., Sr. Notes:
150,000	9.875% due 3/1/11	170,250
350,000	9.875% due 3/1/11 (d)	397,250
550,000	U.S. Unwired Inc., Sr. Secured Notes, Series B, 10.000% due 6/15/12	627,000
500,000	Western Wireless Corp., Sr. Notes, 9.250% due 7/15/13	583,125
		12,469,331

See Notes to Financial Statements.

S A L O M O N B R O T H E R S G L O B A L P A R T N E R S I N C O M E F U N D I N C.
Schedule of Investments (unaudited) (continued) February 28, 2005

Face Amount	Security(a)	Value
Transportation — 0.3%
	Continental Airlines, Inc., Pass-Through Certificates:
$302,509	Series 00-2, 8.312% due 4/2/11	$239,763
291,522	Series 981C, 6.541% due 9/15/08	266,836
225,000	General Maritime Corp., Sr. Notes, 10.000% due 3/15/13	259,313
		765,912
Utilities — 3.0%
	The AES Corp., Sr. Notes:
400,000	8.750% due 6/15/08	443,000
175,000	9.500% due 6/1/09	202,562
300,000	9.375% due 9/15/10	351,000
400,000	7.750% due 3/1/14	444,500
550,000	Allegheny Energy Supply Statutory Trust 2001, Sr. Secured Notes, 10.250% due 11/15/07 (d)	620,812
	Calpine Corp., Sr. Secured Notes:
800,000	8.500% due 7/15/10 (d)	662,000
215,000	8.750% due 7/15/13 (d)	173,612
350,000	Calpine Generating Co. LLC, Sr. Secured Notes, 11.169% due 4/1/11 (e)	341,250
	Edison Mission Energy, Sr. Notes:
50,000	10.000% due 8/15/08	57,750
1,100,000	7.730% due 6/15/09	1,188,000
300,000	9.875% due 4/15/11	360,000
950,000	Mirant Americas Generation, LLC, Sr. Notes, 9.125% due 5/1/31 (b)(c)	1,064,000
939,000	NRG Energy, Inc., Sr. Secured Notes, 8.000% due 12/15/13 (d)	1,042,290
	Reliant Energy, Inc., Sr. Secured Notes:
725,000	9.250% due 7/15/10	805,656
550,000	9.500% due 7/15/13	621,500
		8,377,932
	Total Corporate Bonds & Notes (Cost — $124,039,562)	127,375,312
Convertible Bonds & Notes — 0.2%
Technology — 0.1%
475,000	Sanmina-SCI Corp., Sub. Debentures, zero coupon due 9/12/20	258,281
Telecommunications — 0.1%
325,000	American Tower Corp., Notes, 5.000% due 2/15/10	325,406
	Total Convertible Bonds & Notes (Cost — $406,759)	583,687

See Notes to Financial Statements.

S A L O M O N B R O T H E R S G L O B A L P A R T N E R S I N C O M E F U N D I N C.

Schedule of Investments (unaudited) (continued)

February 28, 2005

Face Amount	Security(a)	Value
Sovereign Bonds — 46.9%
Argentina — 1.6%
	Republic of Argentina #:
$4,780,000	Discount Bond, Series L-GL, 3.500% due 3/31/23 (b)(c)(e)	$2,808,250
2,750,000	Par Bond, Series L-GP, 6.000% due 3/31/23 (b)(c)	1,608,750
		4,417,000
Brazil — 10.2%
	Federative Republic of Brazil:
4,715,000	12.250% due 3/6/30	6,153,075
13,620,239	C Bond, 8.000% due 4/15/14	13,875,619
1,075,000	Collective Action Securities, 10.500% due 7/14/14	1,259,631
4,102,974	DCB, Series L, 3.125% due 4/15/12 (e)	3,969,627
2,890,381	FLIRB, Series L, 3.063% due 4/15/09 (e)	2,843,413
		28,101,365
Bulgaria — 0.3%
650,000	Republic of Bulgaria, 8.250% due 1/15/15 (d)	819,000
Chile — 0.8%
2,225,000	Republic of Chile, 5.500% due 1/15/13	2,317,531
Colombia — 2.6%
	Republic of Colombia:
1,312,000	8.625% due 4/1/08	1,430,080
2,000,000	10.000% due 1/23/12	2,257,500
1,450,000	10.750% due 1/15/13	1,696,862
1,425,000	11.750% due 2/25/20	1,802,625
		7,187,067
Ecuador — 1.1%
3,085,000	Republic of Ecuador, 12.000% due 11/15/12 (d)	3,139,759
El Salvador — 0.4%
1,075,000	Republic of El Salvador, 7.750% due 1/24/03 (d)	1,185,187
Malaysia — 0.3%
625,000	Federation of Malaysia, 8.750% due 6/1/09	726,079
Mexico — 8.2%
	United Mexican States:
1,972,000	5.875% due 1/15/14	2,017,356
250,000	11.375% due 9/15/16	368,125

See Notes to Financial Statements.

S A L O M O N B R O T H E R S G L O B A L P A R T N E R S I N C O M E F U N D I N C.

Schedule of Investments (unaudited) (continued)

February 28, 2005

Face Amount	Security(a)	Value
Mexico — 8.2% (continued)
	Medium-Term Notes:
$3,575,000	8.300% due 8/15/31	$4,317,706
	Series A:
3,300,000	6.375% due 1/16/13	3,498,000
11,420,000	6.625% due 3/3/15	12,245,095
245,000	7.500% due 4/8/33	272,930
		22,719,212
Panama — 2.1%
	Republic of Panama:
425,000	9.625% due 2/8/11	504,688
2,675,000	7.250% due 3/15/15	2,755,250
1,405,000	9.375% due 1/16/23	1,686,000
150,000	9.375% due 4/1/29	181,500
629,987	PDI, 3.750 due 7/17/16 (e)	598,487
		5,725,925
Peru — 1.9%
	Republic of Peru:
70,000	9.125% due 2/21/12	81,375
2,200,000	8.750% due 11/21/33	2,400,750
2,985,000	FLIRB, 4.500% due 3/7/17 (e)	2,805,900
		5,288,025
The Philippines — 1.7%
	Republic of the Philippines:
1,550,000	9.375% due 1/18/17	1,669,118
2,600,000	10.625% due 3/16/25	2,908,750
185,111	FLIRB, Series B, 3.438% due 6/1/08 (e)	171,691
		4,749,559
Russia — 9.4%
5,400,000	Aries Vermogensverwaltungs GmbH, Russian Federation Credit-Linked Notes, Series C, 9.600% due 10/25/14 (d)	6,703,192
	Russian Federation:
3,410,000	11.000% due 7/24/18 (d)	4,927,450
13,550,540	5.000% due 3/31/30 (d)(e)	14,249,240
		25,879,882
South Africa — 1.1%
	Republic of South Africa:
425,000	9.125% due 5/19/09	496,187
2,325,000	6.500% due 6/2/14	2,551,687
		3,047,874

See Notes to Financial Statements.

S A L O M O N	B R O T H E R S	G L O B A L	P A R T N E R S	I N C O M E	F U N D	I N C.

Schedule of Investments (unaudited) (continued)

February 28, 2005

Face Amount	Security(a)	Value
Turkey — 2.5%
	Republic of Turkey:
$350,000	11.750% due 6/15/10	$442,750
3,775,000	11.500% due 1/23/12	4,888,625
550,000	9.500% due 1/15/14	662,750
575,000	11.875% due 1/15/30	833,750
		6,827,875

Ukraine — 0.9%
	Republic of Ukraine:
1,341,705	11.000% due 3/15/07 (d)	1,435,624
875,000	7.625% due 6/11/13 (d)	964,688
		2,400,312

Venezuela — 1.8%
	Bolivarian Republic of Venezuela:
15,000	5.375% due 8/7/10	13,894
800,000	9.250% due 9/15/27	825,600
	Collective Action Securities:
675,000	10.750% due 9/19/13	781,313
1,825,000	8.500% due 10/8/14	1,875,188
1,525,000	9.375% due 1/13/34	1,578,375
		5,074,370
	Total Sovereign Bonds (Cost — $120,195,764)	129,606,022

Loan Participation (e)(g) — 0.2%
416,666	Kingdom of Morocco, Tranche A, 3.803% due 1/2/09 (JPMorgan Chase & Co.) (Cost — $410,905)	411,457

Shares
Common Stock (c) — 2.0%
12,166	Axiohm Transaction Solutions, Inc. (f)	0
5	Glasstech Inc. (f)	0
10,194	Mattress Discounters Co. (f)	0
29,465	NTL Inc	1,911,984
27,170	SpectraSite, Inc	1,679,106
57,202	Telewest Global Inc.	954,701
93,544	UnitedGlobalCom, Inc., Class A Shares	869,959
	Total Common Stock (Cost — $5,506,460)	5,415,750

See Notes to Financial Statements.

S A L O M O N B R O T H E R S G L O B A L P A R T N E R S I N C O M E F U N D I N C.
Schedule of Investments (unaudited) (continued) February 28, 2005

Shares	Security(a)	Value
Escrow Shares (c)(f) — 0.0%
1,750,000	Breed Technologies, Inc.	$0
1,000,000	Imperial Sugar Co.	0
625,000	Pillowtex Corp.	0
397,208	Vlasic Foods International Inc.	35,749
	Total Escrow Shares (Cost — $0)	35,749

Preferred Stock — 0.3%
902	Alamosa Holdings, Inc., 7.500% Cumulative Convertible, Series B	862,763
12	Anvil Holdings Inc., 13.000% Sr. Exchangeable (g)	123
5	Glasstech Inc. (c)(f)	0
	TCR Holding Corp. (c)(f):
4,091	Class B	4
2,250	Class C	2
5,932	Class D	6
12,271	Class E	12
	Total Preferred Stock (Cost — $275,630)	862,910

Warrants

Warrants (c) — 0.2%
365	American Tower Escrow Corp., (Exercise price of $0.01 per share expiring on 8/1/08. Each warrant exercisable for 14.095 shares of common stock.) (d)	85,592
26,270	Bolivarian Republic of Venezuela, (oil-linked payment obligations expires 4/15/20)	394,050
1,837,246	ContiFinancial Corp., Units of Interest, (Represents interests in a trust in the liquidation of ContiFinancial Corp. and its affiliates.)	50,524
1,000	Mattress Discounters Co., (Exercise price of $0.01 per share expiring on 7/15/07. Each warrant exercisable for 4.850 shares of Class A common stock and 0.539 shares of Class L common stock.) (d)(f)	0
300	Mueller Holdings, Inc., (Exercise price of $0.01 per share expiring on 4/15/14. Each warrant exercisable for 109.820 shares of common stock.)	28,575
4,202	Pillowtex Corp., (Exercise price of $28.99 per share expiring on 11/24/09. Each warrant exercisable for 1.0 share of common stock.) (f)	4
750	UbiquiTel Operating Co., (Exercise price of $22.74 per share expiring on 4/15/10. Each warrant exercisable for 5.965 shares of common stock.) (d)(f)	8
	Total Warrants (Cost — $104,415)	558,753

See Notes to Financial Statements.

S A L O M O N B R O T H E R S G L O B A L P A R T N E R S I N C O M E F U N D I N C.
Schedule of Investments (unaudited) (continued) February 28, 2005

Face Amount	Security(a)	Value
Repurchase Agreements — 4.1%
$1,345,000	Interest in $700,663,000 joint tri-party repurchase agreement dated 2/28/05 with Deutsche Bank Securities Inc., 2.620% due 3/1/05; Proceeds at maturity — $1,345,098; (Fully collateralized by various U.S. Treasury obligations 0.000% to 3.000% due 7/15/12 to 8/15/19; Market value — $1,380,964)	$1,345,000
5,000,000	Interest in $696,695,000 joint tri-party repurchase agreement dated 2/28/05 with Merrill Lynch Government Securities Inc., 2.600% due 3/1/05; Proceeds at maturity — $5,000,361; (Fully collateralized by various U.S. government agency obligations, 1.500% to 6.000% due 6/15/05 to 1/21/25; Market value — $5,100,025)	5,000,000
5,000,000	Interest in $1,034,334,000 joint tri-party repurchase agreement dated 2/28/05 with UBS Securities LLC, 2.630% due 3/1/05; Proceeds at maturity — $5,000,365; (Fully collateralized by various U.S. government agency obligations, 2.000% to 5.000% due 1/15/06 to 10/15/14; Market value — $5,100,021)	5,000,000
	Total Repurchase Agreements (Cost — $11,345,000)	11,345,000
	Total Investments — 100.0% (Cost — $262,284,495*)	$276,194,640
______________
(a)	All securities segregated as collateral pursuant to loan agreement and/or reverse repurchase agreements.
(b)	Security is currently in default.
(c)	Non-income producing security.
(d)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to the guidelines approved by the Board of Directors.

(e)	Rate shown reflects current rate on instrument with variable rate or step coupon rates.
(f)	Security is valued in accordance with fair valuation procedures.
(g)	Participation interests were acquired through the financial institutions indicated parenthetically.
#	All Argentina Bonds had been tendered as of February 25, 2005, under a plan of reorganization of Argentina.
*	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
C Bond	—	Capitalization Bond.
DCB	—	Debt Conversion Bond.
FLIRB	—	Front-Loaded Interest Reduction Bond.
PDI	—	Past Due Interest.

See Notes to Financial Statements.

S A L O M O N B R O T H E R S G L O B A L P A R T N E R S I N C O M E F U N D I N C.
Statement of Assets and Liabilities (unaudited) February 28, 2005

ASSETS:
Investments, at value (Cost — $262,284,495)	$276,194,640
Interest receivable	5,177,352
Receivable for securities sold	377,490
Prepaid expenses	21,661
Total Assets	281,771,143
LIABILITIES:
Loan payable (Note 4)	59,124,414
Payable for open reverse repurchase agreements (Notes 1 and 3)	21,461,882
Payable for securities purchased	1,729,569
Interest payable (Notes 3 and 4)	358,516
Due to custodian	218,698
Management fee payable	160,215
Directors’ fee payable	4,053
Transfer agency fee payable	891
Accrued expenses	139,447
Total Liabilities	83,197,685
Total Net Assets	$198,573,458
NET ASSETS:
Par value of common stock ($0.001 par value, 100,000,000 shares authorized; 15,249,927 shares outstanding)	$15,250
Capital paid in excess of par value	205,367,829
Overdistributed net investment income	(1,210,801)
Accumulated net realized loss from security transactions	(19,508,965)
Net unrealized appreciation from investments	13,910,145
Total Net Assets	$198,573,458
Net Asset Value, per share ($198,573,458 ÷ 15,249,927 shares outstanding)	$13.02

See Notes to Financial Statements.

S A L O M O N B R O T H E R S G L O B A L P A R T N E R S I N C O M E F U N D I N C.
Statement of Operations (unaudited) For the Six Months Ended February 28, 2005

INVESTMENT INCOME:
Interest	$10,957,965
Dividends	8,456
Total Investment Income	10,966,421
EXPENSES:
Interest expenses (Notes 3 and 4)	1,229,328
Management fee (Note 2)	1,004,846
Audit and tax fees	32,580
Custody	43,260
Shareholder communications	42,334
Legal fees	27,390
Directors’ fees	26,440
Transfer agency services	16,390
Stock exchange listing fees	5,281
Loan fees	2,534
Other	8,656
Total Expenses	2,439,039
Net Investment Income	8,527,382
REALIZED AND UNREALIZED GAIN ON INVESTMENTS (NOTES 1 AND 3):
Net realized gain from investment transactions	7,187,091
Net change in unrealized appreciation/depreciation on investments	6,732,263
Net Gain on Investments	13,919,354
Increase in Net Assets From Operations	$22,446,736

See Notes to Financial Statements.

S A L O M O N B R O T H E R S G L O B A L P A R T N E R S I N C O M E F U N D I N C.
Statements of Changes in Net Assets For the Six Months Ended February 28, 2005 (unaudited) and the Year Ended August 31, 2004

	2005	2004
OPERATIONS:
Net investment income	$8,527,382	$17,551,233
Net realized gain	7,187,091	15,770,816
Net change in unrealized appreciation/depreciation	6,732,263	(2,663,628)
Increase in Net Assets From Operations	22,446,736	30,658,421
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(9,475,364)	(21,573,390)
Decrease in Net Assets From Distributions to Shareholders	(9,475,364)	(21,573,390)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares issued on reinvestment of dividends (49,279 and 110,997 shares issued, respectively)	665,973	1,500,444
Increase in Net Assets From Capital Share Transactions	665,973	1,500,444
Increase in Net Assets	13,637,345	10,585,475
NET ASSETS:
Beginning of period	184,936,113	174,350,638
End of period*	$198,573,458	$184,936,113
*Includes overdistributed net investment income of:	$(1,210,801)	$(262,819)

See Notes to Financial Statements.

S A L O M O N B R O T H E R S G L O B A L P A R T N E R S I N C O M E F U N D I N C.
Statements of Cash Flows (unaudited) For the Six Months Ended February 28, 2005

CASH FLOWS PROVIDED (USED) BY OPERATING ACTIVITIES:
Interest and dividends received	$10,240,858
Operating expenses paid	(1,237,300)
Net purchases of short-term investments	(9,855,000)
Purchases of long-term investments	(70,627,020)
Proceeds from disposition of long-term investments	89,079,084
Interest paid	(1,158,577)
Net Cash Provided By Operating Activities	16,442,045
CASH FLOWS PROVIDED (USED) BY FINANCING ACTIVITIES:
Cash distributions paid on common stock	(9,475,364)
Repayment of reverse repurchase agreements	(8,015,447)
Proceeds from reinvestment of dividends	665,973
Net proceeds from bank overdraft	218,698
Net Cash Used By Financing Activities	(16,606,140)
Net Decrease in Cash	(164,095)
Cash, Beginning of period	164,095
Cash, End of period	$—
RECONCILIATION OF INCREASE IN NET ASSETS FROM OPERATIONS TO NET CASH
FLOWS PROVIDED (USED) BY OPERATING ACTIVITIES:
Increase in Net Assets From Operations	$22,446,736
Accretion of discount on securities	(1,078,906)
Amortization of premium on investments	272,107
Increase in investments, at value	(5,912,977)
Decrease in interest receivable	81,236
Increase in receivable for securities sold	(365,100)
Increase in prepaid expense	(16,380)
Increase in payable for securities purchased	955,787
Increase in interest payable	70,751
Decrease in accrued expenses	(11,209)
Total Adjustments	(6,004,691)
Net Cash Flows Provided By Operating Activities	$16,442,045

See Notes to Financial Statements.

S A L O M O N B R O T H E R S G L O B A L P A R T N E R S I N C O M E F U N D I N C.

Financial Highlights

For a share of common stock outstanding throughout each year ended August 31, unless otherwise noted:

	2005(1)		2004	2003	2002		2001	2000
Net Asset Value, Beginning of Period	$12.17		$11.55	$8.88	$10.77		$11.94	$10.98
Income (Loss) From Operations:
Net investment income	0.56		1.15	1.30	1.36	(2)	1.38	1.44
Net realized and unrealized gain (loss)	0.91		0.89	2.79	(1.83	)(2)	(1.12)	0.95
Total Income (Loss) From Operations	1.47		2.04	4.09	(0.47)		0.26	2.39
Less Distributions From:
Net Investment Income	(0.62)		(1.43)	(1.43)	(1.38)		(1.42)	(1.43)
Return of Capital	—		—	—	(0.05)		(0.01)	—
Total Distributions	(0.62)		(1.43)	(1.43)	(1.43)		(1.43)	(1.43)
Increase in Net Asset Value Due to Shares on Reinvestment of Dividends	—		0.01	0.01	0.01		—	—
Net Asset Value, End of Period	$13.02		$12.17	$11.55	$8.88		$10.77	$11.94
Market Value, End of Period	$14.56		$14.03	$13.11	$10.43		$11.88	$11.6250
Total Return,
Based on Market Price(3)	8.65	%‡	18.86%	42.71%	(0.25)%		16.26%	17.57%
Ratios to Average Net Assets:
Total expenses, including interest expense	2.55	%†	2.11%	2.37%	3.24%		4.90%	4.95%
Total expenses, excluding interest expense (operating expenses)	1.26	%†	1.27%	1.36%	1.43%		1.28%	1.30%
Net investment income	8.91	%†	9.64%	12.76%	13.80	%(2)	12.53%	12.53%
Portfolio turnover rate	26%		69%	91%	129%		92%	111%
Supplement Data:
Net assets, end of period (000s)	$198,573		$184,936	$174,351	$132,851		$159,797	$176,070
Loan outstanding, end of period (000s)	$59,124		$59,124	$59,124	$59,124		$75,000	$75,000
Weighted avergage bank loans (000s)	$59,124		$59,124	$59,124	$72,423		$75,000	$75,000
Weighted avergage interest rate on bank loans	3.25%		2.41%	2.65%	3.71%		7.86%	8.28%

(1)	For the six months ended February 28, 2005 (unaudited).
(2)

Effective September 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change for the year ended August 31, 2002, those amount would have been $1.37, $1.84 and $13.87% for net investment income, net realized and unrealized loss and the ratio of net investment income to average net assets, respectively. Per share, ratios and supplemental data for the periods prior to September 1, 2001 have not been restated to reflect this change in presentation.

(3)

For purposes of this calculation, dividends are assumed to be reinvested at prices obtained under the Fund’s dividend reinvestment plan and the broker commission paid to purchase or sell a share is excluded.

†	Total return is not annualized, as it may not be representative of the total return for the year.

‡         Annualized.

See Notes to Financial Statements.

S A L O M O N B R O T H E R S G L O B A L P A R T N E R S I N C O M E F U N D I N C.
Notes to Financial Statements (unaudited)

Note 1. Organization and Significant Accounting Policies

Salomon Brothers Global Partners Income Fund Inc. (“Fund”), was incorporated in Maryland on September 3, 1993 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund seeks to maintain a high level of current income by investing primarily in a portfolio of high-yield U.S. and non-U.S. corporate debt securities and high-yield foreign debt securities. As a secondary objective, the Fund seeks capital appreciation.

The following are significant accounting policies consistently followed by the Fund. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) INVESTMENT VALUATION. In valuing the Fund’s assets, all securities for which market quotations are readily available are valued (i) at the last sale price prior to the time of determination if there were a sale on the date of determination, (ii) at the mean between the last current bid and asked prices if there were no sales on such date and bid and asked quotations are available, and (iii) at the bid price if there were no sales price on such date and only bid quotations are available. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last current bid and asked price as of the close of business of that market. However, when the spread between bid and asked price exceeds five percent of the par value of the security, the security is valued at the bid price. Securities may also be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. When markets quotations are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Directors. Short-term investments having a maturity of 60 days or less are valued at amortized cost, which approximates market value.

(b) REPURCHASE AGREEMENTS. When entering into repurchase agreements, it is the Fund’s policy that the custodian take possession of the underlying collateral securities, the value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

S A L O M O N B R O T H E R S G L O B A L P A R T N E R S I N C O M E F U N D I N C.
Notes to Financial Statements (unaudited) (continued)

(c) REVERSE REPURCHASE AGREEMENTS. The Fund may enter into reverse repurchase agreements in which the Fund sells portfolio securities and agrees to repurchase them from the buyer at a specified date and price. Whenever the Fund enters into a reverse repurchase agreement, the Fund’s custodian delivers liquid assets to the counterparty in an amount at least equal to the repurchase price marked-to-market daily (including accrued interest), and the counter-party subsequently monitors the account to ensure that such equivalent value is maintained. The Fund pays interest on amounts obtained pursuant to reverse repurchase agreements. Reverse repurchase agreements are considered to be borrowings by the Fund. Reverse purchase agreements involve leverage risk and the risk that the market value of securities purchased with the proceeds from the reverse repurchase agreement may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase.

(d) LOAN PARTICIPATIONS. The Fund invests in fixed and floating rate loans arranged through private negotiations between a foreign sovereign entity and one or more financial institutions (“lender”). The Fund’s investment in such loans are in the form of participations in or an assignment of the loans. In connection with purchasing loan participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. When the Fund purchases assignment from lenders, the Fund will acquire direct rights against the borrower on the loan; except that under certain circumstances such rights may be more limited than those held by the assigning Lender. The Fund may have difficulty disposing of participations/assignments because the market for certain instruments may not be highly liquid.

(e) INVESTMENT TRANSACTIONS. Investment transactions are recorded on trade date. Interest income is accrued on a daily basis. Market discount or premium on securities purchased is accreted or amortized, respectively, on an effective yield basis over the life of the security. The Fund uses the specific identification method for determining realized gain or loss on investments. Dividend income is recorded on ex-dividend date.

(f) FOREIGN CURRENCY TRANSLATION. The books and records of the Fund are maintained in U.S. dollars. Transactions denominated in foreign currencies are recorded at the current prevailing exchange rates. All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rates at the end of the period. Translation gains or losses resulting from changes in the exchange rates during the reporting period and realized gains and losses on the settlement of foreign currency transactions are reported in the statement of operations for the current period. The Fund does not isolate that portion of gains and losses on

S A L O M O N B R O T H E R S G L O B A L P A R T N E R S I N C O M E F U N D I N C.
Notes to Financial Statements (unaudited) (continued)

investments in securities which are due to changes in foreign exchange rates from that which is due to changes in market prices of equity securities.

(g) DIVIDENDS AND DISTRIBUTIONS. The Fund pays dividends to shareholders monthly. Net realized gains, if any, in excess of loss carryovers are expected to be distributed annually. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets. Dividends and distributions, which exceed net investment income and net realized capital gains, are reported as distributions from capital.

(h) CASH FLOW INFORMATION. The Fund invests in securities and distributes dividends from net investment income and net realized gains from investment transactions which are paid in cash and may be reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments is presented in the Statement of Cash Flows.

(i) FEDERAL AND OTHER TAXES. It is the Fund’s policy to continue to comply with provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required. Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(j) RECLASSIFICATION. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share.

Note 2. Management and Advisory Fees and Other Transactions

Salomon Brothers Asset Management Inc (“SBAM”), an indirect wholly-owned subsidiary of Citigroup Inc. (“Citigroup”) acts as investment manager and administrator of the Fund. SBAM is responsible on a day-to-day basis for the management of the Fund’s portfolio in accordance with the Fund’s investment objective and policies. SBAM has delegated certain administrative services to Smith Barney Fund Management LLC (“SBFM”), another indirect wholly-owned subsidiary of Citigroup and an affiliate of SBAM, pursuant to a sub-administration agreement between SBAM and SBFM. SBFM does not receive any compensation from the Fund for its services. The Fund pays SBAM a monthly fee at an annual rate of 1.05% of the Fund’s average weekly net assets for its services. This fee is calculated daily and paid monthly.

Certain officers and/or directors of the Fund are also officers and/or directors of SBAM and/or its affiliates and do not receive compensation from the Fund.

S A L O M O N B R O T H E R S G L O B A L P A R T N E R S I N C O M E F U N D I N C.
Notes to Financial Statements (unaudited) (continued)

Note 3. Investments Activity

For the six months ended February 28, 2005, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$71,582,807
Sales	$89,413,149

At February 28, 2005, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$20,633,202
Gross unrealized depreciation	(6,723,057)
Net unrealized appreciation	$13,910,145

At February 28, 2005, the Fund held one loan participation with a total cost of $410,905 and a total market value of $411,457.

Transactions in reverse repurchase agreements for the Fund during the six months ended February 28, 2005, were as follows:

Average Daily Balance	Weighted Average Interest Rate	Maximum Amount Outstanding
$28,687,754	1.91%	$31,247,275

Interest rates on reverse repurchase agreements ranged from 0.85% to 2.60% during the six months ended February 28, 2005. Interest paid on reverse repurchase agreements totaled $267,615.

S A L O M O N B R O T H E R S G L O B A L P A R T N E R S I N C O M E F U N D I N C.
Notes to Financial Statements (unaudited) (continued)

In addition, at February 28, 2005, the Fund had the following open reverse repurchase agreements outstanding:

Face Amount	Security	Value
$11,107,882	Reverse Repurchase Agreement with JPMorgan Chase & Co., dated 2/4/05 bearing 2.250% to be repurchased at $11,361,281 on 2/4/06 collateralized by: $10,000,000 United Mexican States, Medium-Term Notes, Series A, 6.625% due 3/15/15; Market value (including accrued interest) — $11,050,075	$11,107,882
828,000	Reverse Repurchase Agreement with JPMorgan Chase & Co., dated 2/4/05 bearing 2.250% to be repurchased at $846,889 on 2/4/06, collateralized by: $575,000 Republic of Turkey, 11.875% due 1/15/30; Market value (including accrued interest) — $842,238	828,000
4,830,000	Reverse Repurchase Agreement with UBS Securities LLC, dated 2/7/05 bearing 2.600% to be repurchased at $4,957,324 on 2/7/06, collateralized by: $4,000,000 Federative Republic of Brazil, 12.250% due 3/6/30; Market value (including accrued interest) — $5,458,227	4,830,000
4,696,000	Reverse Repurchase Agreement with JPMorgan Chase & Co., dated 2/17/05 bearing 2.250% to be repurchased at $4,803,128 on 2/17/06, collateralized by: $4,000,000 Federative Republic of Brazil, C Bond, 8.000% due 4/15/14; Market value (including accrued interest) — $4,195,381	4,696,000
	Total Reverse Repurchase Agreements (Cost — $21,461,882)	$21,461,882

Note 4. Loan

At February 28, 2005, the Fund had $59,124,414 outstanding of an available $81,000,000 loan pursuant to a revolving credit and security agreement with CXC LLC, an affiliate of Citigroup, a commercial paper conduit issuer for Citicorp North America Inc., an affiliate of the investment manager, acts as administrative agent. The loans generally bear interest at a variable rate based on the weighted average interest rates of the underlying commercial paper or LIBOR, plus any applicable margin. Securities held by the Fund are subject to a lien, granted to the lenders, to the extent of the borrowing outstanding and any additional expenses. For the six months ended February 28, 2005, the annualized weighted average interest rate of the loan was 3.25%. The Fund paid interest expense of $890,962.

Note 5. Dividends Subsequent to February 28, 2005

On February 4, 2005, the Board of Directors of the Fund declared three dividends from the net investment income, each in the amount of $0.10375 per share, payable on March 18, April 29

S A L O M O N B R O T H E R S G L O B A L P A R T N E R S I N C O M E F U N D I N C.
Notes to Financial Statements (unaudited) (continued)

and May 27, 2005, to shareholders of record on March 8, April 12 and May 17, 2005, respectively.

Note 6. Capital Loss Carryforward

On August 31, 2004, the Fund had, for federal income tax purposes, a net capital loss carryforward of $26,665,980, of which $6,716,212 expires in 2009, $19,949,768 expires in 2010. This amount will be available to offset like amounts of any future taxable gains.

Note 7. Credit and Market Risk

The yields of emerging markets debt obligations and high-yield corporate debt obligations reflect, among other things, perceived credit and market risk. The Fund’s investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, overall greater risk of timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The net asset value and/or market value of the Fund could be negatively affected if the Fund were required to liquidate assets in other than an orderly manner, or in adverse market conditions to repay any loan outstanding.

Note 8. Additional Information

In connection with an investigation previously disclosed by Citigroup, the Staff of the Securities and Exchange Commission (“SEC”) has notified Citigroup Asset Management (“CAM”), the Citigroup business unit that includes the Fund’s investment manager and other investment advisory companies; Citicorp Trust Bank (“CTB”), an affiliate of CAM; Thomas W. Jones, the former CEO of CAM; and three other individuals, one of whom is an employee and two of whom are former employees of CAM, that the SEC Staff is considering recommending a civil injunctive action and/or an administrative proceeding against each of them relating to the creation and operation of an internal transfer agent unit to serve various CAM-managed funds.

In 1999, CTB entered the transfer agent business. CTB hired an unaffiliated subcontractor to perform some of the transfer agent services. The subcontractor, in exchange, had signed a separate agreement with CAM in 1998 that guaranteed investment management revenue to CAM and investment banking revenue to a CAM affiliate. The subcontractor’s business was later taken over by PFPC Inc., and at that time the revenue guarantee was eliminated and a one-time payment was made by the subcontractor to a CAM affiliate.

CAM did not disclose the revenue guarantee when the boards of various CAM-managed funds hired CTB as transfer agent. Nor did CAM disclose to the boards of the various CAM-managed funds the one-time payment received by the CAM affiliate when it was made. As previously disclosed, CAM has already paid the applicable funds, primarily through voluntary fee waivers, a

S A L O M O N B R O T H E R S G L O B A L P A R T N E R S I N C O M E F U N D I N C.
Notes to Financial Statements (unaudited) (continued)

total of approximately $17 million (plus interest), which is the amount of the revenue received by Citigroup relating to the revenue guarantee.

In addition, the SEC Staff has indicated that it is considering recommending action based on the adequacy of the disclosures made to the fund boards that approved the transfer agency arrangement, CAM’s initiation and operation of, and compensation for, the transfer agent business and CAM’s retention of, and agreements with, the subcontractor.

Citigroup is cooperating fully in the SEC’s investigation and is seeking to resolve the matter in discussions with the SEC Staff. On January 20, 2005, Citigroup stated that it had established an aggregate reserve of $196 million ($25 million in the third quarter of 2004 and $171 million in the fourth quarter of 2004) related to its discussions with the SEC Staff. Settlement negotiations are ongoing and any settlement of this matter with the SEC will require approval by the Citigroup Board and acceptance by the Commission.

Unless and until any settlement is consummated, there can be no assurance that any amount reserved by Citigroup will be distributed. Nor is there at this time any certainty as to how the proceeds of any settlement would be distributed, to whom any such distribution would be made, the methodology by which such distribution would be allocated, and when such distribution would be made.

Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the Fund. The Fund did not implement the contractual arrangement described above and will not receive any payments.

S A L O M O N B R O T H E R S G L O B A L P A R T N E R S I N C O M E F U N D I N C.
Additional Shareholder Information, Result of Annual Meeting of Shareholders (unaudited)

The Annual Meeting of Shareholder of Salomon Brothers Global Partners Income Fund Inc. was held on December 10, 2004, for the purposes of considering and voting upon the election of Daniel P. Cronin and Riordan Roett as Class I Directors to serve until the 2007 Annual Meeting of Shareholders. The following table provides information concerning the matters voted upon at the Meeting.

1.	Election of Directors

Nominees	Votes For	Votes Withheld
Daniel P. Cronin	13,790,338	147,574
Riordan Roett	13,793,338	144,574

At February 28, 2005, in addition to Daniel P. Cronin and Riordan Roett, the other Directors of the Fund were as follows:

Carol L. Colman

Leslie H. Gelb

R. Jay Gerken

William R. Hutchinson

Jeswald W. Salacuse

S A L O M O N B R O T H E R S G L O B A L P A R T N E R S I N C O M E F U N D I N C.
Form of Terms and Conditions of Amended and Restated Dividend Reinvestment and Cash Purchase Plan (unaudited)

1. Each shareholder initially purchasing shares of common stock (“Shares”) of Salomon Brothers Global Partners Income Fund Inc. (“Fund”), formerly known as Global Partners Income Fund Inc., on or after September 6, 1996 will be deemed to have elected to be a participant in the Amended and Restated Dividend Reinvestment and Cash Purchase Plan (“Plan”), unless the shareholder specifically elects in writing (addressed to the Agent at the address below or to any nominee who holds Shares for the shareholder in its name) to receive all income dividends and distributions of capital gains in cash, paid by check, mailed directly to the record holder by or under the direction of American Stock Transfer & Trust Company as the Fund’s dividend-paying agent (“Agent”). A shareholder whose Shares are held in the name of a broker or nominee who does not provide an automatic reinvestment service may be required to take such Shares out of “street name” and register such Shares in the shareholder’s name in order to participate, otherwise dividends and distributions will be paid in cash to such shareholder by the broker or nominee. Each participant in the Plan is referred to herein as a “Participant.” The Agent will act as Agent for each Participant, and will open accounts for each Participant under the Plan in the same name as their Shares are registered.

2. Unless the Fund declares a dividend or distribution payable only in the form of cash, the Agent will apply all dividends and distributions in the manner set forth below.

3. If, on the determination date, the market price per Share equals or exceeds the net asset value per Share on that date (such condition, a “market premium”), the Agent will receive the dividend or distribution in newly issued Shares of the Fund on behalf of Participants. If, on the determination date, the net asset value per Share exceeds the market price per Share (such condition, a “market discount”), the Agent will purchase Shares in the open-market. The determination date will be the fourth New York Stock Exchange trading day (a New York Stock Exchange trading day being referred to herein as a “Trading Day”) preceding the payment date for the dividend or distribution. For purposes herein, “market price” will mean the average of the highest and lowest prices at which the Shares sell on the New York Stock Exchange on the particular date, or if there is no sale on that date, the average of the closing bid and asked quotations.

S A L O M O N B R O T H E R S G L O B A L P A R T N E R S I N C O M E F U N D I N C.
Form of Terms and Conditions of Amended and Restated Dividend Reinvestment and Cash Purchase Plan (unaudited) (continued)

4. Purchases made by the Agent will be made as soon as practicable commencing on the Trading Day following the determination date and terminating no later than 30 days after the dividend or distribution payment date except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities law; provided, however, that such purchases will, in any event, terminate on the Trading Day prior to the “ex-dividend” date next succeeding the dividend or distribution payment date.

5. If (i) the Agent has not invested the full dividend amount in open-market purchases by the date specified in paragraph 4 above as the date on which such purchases must terminate or (ii) a market discount shifts to a market premium during the purchase period, then the Agent will cease making open-market purchases and will receive the uninvested portion of the dividend amount in newly issued Shares (x) in the case of (i) above, at the close of business on the date the Agent is required to terminate making open-market purchases as specified in paragraph 4 above or (y) in the case of (ii) above, at the close of business on the date such shift occurs; but in no event prior to the payment date for the dividend or distribution.

6. In the event that all or part of a dividend or distribution amount is to be paid in newly issued Shares, such Shares will be issued to Participants in accordance with the following formula: (i) if, on the valuation date, the net asset value per Share is less than or equal to the market price per Share, then the newly issued Shares will be valued at net asset value per Share on the valuation date; provided, however, that if the net asset value is less than 95% of the market price on the valuation date, then such Shares will be issued at 95% of the market price and (ii) if, on the valuation date, the net asset value per Share is greater than the market price per Share, then the newly issued Shares will be issued at the market price on the valuation date. The valuation date will be the dividend or distribution payment date, except that with respect to Shares issued pursuant to paragraph 5 above, the valuation date will be the date such Shares are issued. If a date that would otherwise be a valuation date is not a Trading Day, the valuation date will be the next preceding Trading Day.

7. Participants have the option of making additional cash payments to the Agent, monthly, in a minimum amount of $250, for investment in Shares. The Agent will use all such funds received from Participants to purchase Shares in the open market on or about the first business day of each month. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Agent, Participants should send in voluntary cash payments to be received by the Agent approximately 10 days before an applicable purchase date specified above. A Participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Agent not less than 48 hours before such payment is to be invested.

S A L O M O N B R O T H E R S G L O B A L P A R T N E R S I N C O M E F U N D I N C.
Form of Terms and Conditions of Amended and Restated Dividend Reinvestment and Cash Purchase Plan (unaudited) (continued)

8. Purchases by the Agent pursuant to paragraphs 4 and 7 above may be made on any securities exchange on which the Shares of the Fund are traded, in the over-the-counter market or in negotiated transactions, and may be on such terms as to price, delivery and otherwise as the Agent shall determine. Funds held by the Agent uninvested will not bear interest, and it is understood that, in any event, the Agent shall have no liability in connection with any inability to purchase Shares within the time periods herein provided, or with the timing of any purchases effected. The Agent shall have no responsibility as to the value of the Shares acquired for the Participant’s account. The Agent may commingle amounts of all Participants to be used for open-market purchases of Shares and the price per Share allocable to each Participant in connection with such purchases shall be the average price (including brokerage commissions) of all Shares purchased by the Agent.

9. The Agent will maintain all Participants’ accounts in the Plan and will furnish written confirmations of all transactions in each account, including information needed by Participants for personal and tax records. The Agent will hold Shares acquired pursuant to the Plan in noncertificated form in the Participant’s name or that of its nominee, and each Participant’s proxy will include those Shares purchased pursuant to the Plan. The Agent will forward to Participants any proxy solicitation material and will vote any Shares so held for Participants only in accordance with the proxy returned by Participants to the Fund. Upon written request, the Agent will deliver to Participants, without charge, a certificate or certificates for the full Shares.

10. The Agent will confirm to Participants each acquisition made for their respective accounts as soon as practicable but not later than 60 days after the date thereof. Although Participants may from time to time have an undivided fractional interest (computed to three decimal places) in a Share of the Fund, no certificates for fractional shares will be issued. Dividends and distributions on fractional shares will be credited to each Participant’s account. In the event of termination of a Participant’s account under the Plan, the Agent will adjust for any such undivided fractional interest in cash at the market value of the Fund’s Shares at the time of termination less the pro rata expense of any sale required to make such an adjustment.

11. Any share dividends or split shares distributed by the Fund on Shares held by the Agent for Participants will be credited to their respective accounts. In the event that the Fund makes available to Participants rights to purchase additional Shares or other securities, the Shares held for Participants under the Plan will be added to other Shares held by the Participants in calculating the number of rights to be issued to Participants.

12. The Agent’s service fee for handling capital gains distributions or income dividends will be paid by the Fund. Participants will be charged a pro rata share of brokerage commissions on all open-market purchases.

S A L O M O N B R O T H E R S G L O B A L P A R T N E R S I N C O M E F U N D I N C.
Form of Terms and Conditions of Amended and Restated Dividend Reinvestment and Cash Purchase Plan (unaudited) (continued)

13. Participants may terminate their accounts under the Plan by notifying the Agent in writing. Such termination will be effective immediately if notice is received by the Agent not less than 10 days prior to any dividend or distribution record date; otherwise such termination will be effective on the first Trading Day after the payment date for such dividend or distribution with respect to any subsequent dividend or distribution. The Plan may be amended or terminated by the Fund as applied to any voluntary cash payments made and any income dividend or capital gains distribution paid subsequent to written notice of the change or termination sent to Participants at least 30 days prior to the record date for the income dividend or capital gains distribution. The Plan may be amended or terminated by the Agent, with the Fund’s prior written consent, on at least 30 days’ written notice to Participants. Notwithstanding the preceding two sentences, the Agent or the Fund may amend or supplement the Plan at any time or times when necessary or appropriate to comply with applicable law or rules or policies of the Securities and Exchange Commission or any other regulatory authority. Upon any termination, the Agent will cause a certificate or certificates for the full Shares held by each Participant under the Plan and cash adjustment for any fraction to be delivered to each Participant without charge.

14. Any amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Agent receives written notice of the termination of the Participant’s account under the Plan. Any such amendment may include an appointment by the Agent in its place and stead of a successor Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Agent under these terms and conditions. Upon any such appointment of an Agent for the purpose of receiving dividends and distributions, the Fund will be authorized to pay to such successor Agent, for each Participant’s account, all dividends and distributions payable on Shares of the Fund held in each Participant’s name or under the Plan for retention or application by such successor Agent as provided in these terms and conditions.

15. In the case of Participants, such as banks, broker-dealers or other nominees, which hold Shares for others who are beneficial owners (“Nominee Holders”), the Agent will administer the Plan on the basis of the number of Shares certified from time to time by each Nominee Holder as representing the total amount registered in the Nominee Holder’s name and held for the account of beneficial owners who are to participate in the Plan.

16. The Agent shall at all times act in good faith and use its best efforts within reasonable limits to insure the accuracy of all services performed under this Agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by its negligence, bad faith, or willful misconduct or that of its employees.

S A L O M O N B R O T H E R S G L O B A L P A R T N E R S I N C O M E F U N D I N C.
Form of Terms and Conditions of Amended and Restated Dividend Reinvestment and Cash Purchase Plan (unaudited) (continued)

17. All correspondence concerning the Plan should be directed to the Agent at 59 Maiden Lane, New York, New York 10038.

The report is transmitted to the shareholders of the Fund for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-446-1013.

Information on how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004 and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-800-446-1013, (2) on the Fund’s website at www.citigroupAM.com and (3) on the SEC’s website at www.sec.gov.

S A L O M O N B R O T H E R S G L O B A L P A R T N E R S I N C O M E F U N D I N C.

Directors	Salomon Brothers Global
CAROL L. COLMAN DANIEL P. CRONIN LESLIE H. GELB R. JAY GERKEN, CFA WILLIAM R. HUTCHINSON RIORDAN ROETT JESWALD W. SALACUSE	Partners Income Fund Inc.
125 Broad Street 10th Floor, MF-2 New York, New York 10004 Telephone 1-888-777-0102 INVESTMENT ADVISER AND ADMINISTRATOR Salomon Brothers Asset Management Inc 399 Park Avenue New York, New York 10022

Officers

R. JAY GERKEN, CFA

Chairman and
Chief Executive Officer

PETER J. WILBY, CFA

President

ANDREW B. SHOUP

Senior Vice President and
Chief Administrative Officer

FRANCES M. GUGGINO

Chief Financial Officer
and Treasurer

JAMES E. CRAIGE, CFA

Executive Vice President

THOMAS K. FLANAGAN, CFA

Executive Vice President

BETH A. SEMMEL, CFA

Executive Vice President

ANDREW BEAGLEY

Chief Compliance Officer

WENDY S. SETNICKA

Controller

ROBERT I. FRENKEL

Secretary and
Chief Legal Officer

CUSTODIAN

State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110

DIVIDEND DISBURSING AND TRANSFER AGENT

American Stock Transfer & Trust Company
59 Maiden Lane
New York, New York 10038

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM

PricewaterhouseCoopers LLP
300 Madison Avenue
New York, New York 10017

LEGAL COUNSEL

Simpson Thacher & Bartlett LLP
425 Lexington Avenue
New York, New York 10017

NEW YORK STOCK EXCHANGE SYMBOL

GDF

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Salomon Brothers Global

Partners Income Fund Inc.

Semi-Annual Report

February 28, 2005

American Stock Transfer & Trust Company

59 Maiden Lane

New York, New York 10038

GDFSEMI 2/05

05-8253

ITEM 2.	CODE OF ETHICS.

Not Applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not Applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not Applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	[RESERVED]
ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Board of Directors of the Fund has delegated the authority to develop policies and procedures relating to proxy voting to the Manager. The Manager is part of Citigroup Asset Management (“CAM”), a group of investment adviser affiliates of Citigroup, Inc. (“Citigroup”). Along with the other investment advisers that comprise CAM, the Manager has adopted a set of proxy voting policies and procedures (the “Policies”) to ensure that the Manager votes proxies relating to equity securities in the best interest of clients.

In voting proxies, the Manager is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of clients. The Manager attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. The Manager may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, such recommendations do not relieve the Manager of its responsibility for the proxy vote.

In the case of a proxy issue for which there is a stated position in the Policies, CAM generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the Policies that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors. In the case of a proxy issue for which there is no stated position or list of factors that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the Policies or for which there is a list of factors set forth in the Policies that CAM considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructurings, and social and environmental issues. The stated position on an issue set forth in the Policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. Issues applicable to a particular industry may cause CAM to abandon a policy that would have otherwise applied to issuers generally. As a result of the independent investment advisory services provided by distinct CAM business units, there may be occasions when different business units or different portfolio managers within the same business unit vote differently on the same issue.

In furtherance of the Manager’s goal to vote proxies in the best interest of clients, the Manager follows procedures designed to identify and address material conflicts that may arise between the Manager’s interests and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of interest, CAM periodically notifies CAM employees (including employees of the Manager) in writing that they are under an obligation (i) to be aware of the potential for conflicts of interest with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of CAM’s and the Manager’s business, and (ii) to bring conflicts of interest of which they become aware to the attention of compliance personnel. The Manager also maintains and considers a list of significant relationships that could present a conflict of interest for the Manager in voting proxies. The Manager is also sensitive to the fact that a significant, publicized relationship between an issuer and a non-CAM affiliate might appear to the public to influence the manner in which the Manager decides to vote a proxy with respect to such issuer. Absent special circumstances or a significant, publicized non-CAM affiliate relationship that CAM or the Manager for prudential reasons treats as a potential conflict of interest because such relationship might appear to the public to influence the manner in which the Manager decides to vote a proxy, the Manager generally takes the position that non-CAM relationships between Citigroup and an issuer (e.g. investment banking or banking) do not present a conflict of interest for the Manager in voting proxies with respect to such issuer. Such position is based on the fact that the Manager is operated as an independent business unit from other Citigroup business units as well as on the existence of information barriers between the Manager and certain other Citigroup business units.

CAM maintains a Proxy Voting Committee, of which the Manager personnel are members, to review and address conflicts of interest brought to its attention by compliance personnel. A proxy issue that will be voted in accordance with a stated position on an issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Voting Committee for a conflict of interest review because the Manager’s position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the

Proxy Voting Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, the Manager’s decision-making in voting proxies. If it is determined by the Proxy Voting Committee that a conflict of interest is not material, the Manager may vote proxies notwithstanding the existence of the conflict.

If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest. Methods of resolving a material conflict of interest may include, but are not limited to, disclosing the conflict to clients and obtaining their consent before voting, or suggesting to clients that they engage another party to vote the proxy on their behalf.

ITEM 8.	[RESERVED]
ITEM 9.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 10.	CONTROLS AND PROCEDURES.
(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 11.	EXHIBITS.
(a)	Not Applicable.
(b)	Attached hereto.

Exhibit 99.CERT	Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002

Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Salomon Brothers Global Partners Income Fund Inc.

By:	/s/ R. Jay Gerken
R. Jay Gerken Chief Executive Officer of Salomon Brothers Global Partners Income Fund Inc.
Date:	May 6, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken) Chief Executive Officer of Salomon Brothers Global Partners Income Fund Inc.
Date:	May 6, 2005

By:	/s/ (Frances M. Guggino)
(Frances M. Guggino) Chief Financial Officer of Salomon Brothers Global Partners Income Fund Inc.
Date:	May 6, 2005